UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 15, 2006

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXCO Resources, Inc. (“EXCO Resources”) is amending its Current Report on Form 8-K, dated May 15, 2006 and filed on May 16, 2006 (the “Original 8-K”). EXCO Resources, Inc. discovered an error in its unaudited supplemental information located in Note 18. – “Supplemental information relating to oil and natural gas producing activities – continuing operations (unaudited)” of the Notes to the Consolidated Financial Statements for the year ended December 31, 2005 and filed as Exhibit 99.2 to the Original 8-K.

We are amending Item 8.01 of the Original 8-K and filing herewith as Exhibit 99.2 the consolidated financial statements of EXCO Resources and its former parent EXCO Holdings Inc. (“Holdings”) for the year ended December 31, 2005. We are filing this Amendment No. 1 to the Original 8-K to restate Note 18 to correct certain data therein related to the incorrect prices being used in calculating the reserves  and standardized measure. This restatement is due to our historical use of NYMEX near month futures prices for calculating oil and natural gas reserves and the standardized measure instead of using the physical spot prices at the end of each reporting period.

We are also voluntarily filing herewith the consolidated financial statements of Holdings for the years ended December 31, 2003 and 2004 included under Exhibit 99.3 in anticipation of their incorporation into a Registration Statement on Form S-1 we will be filing shortly to register for resale shares of common stock held by certain of our shareholders as required under our First Amended and Restated Registration Rights Agreement, dated December 30, 2005, among EXCO Resources and certain of its shareholders. In connection with this voluntary filing, we are also restating Note 17. - “ Supplemental information relating to oil and natural gas producing activities – continuing operations (unaudited) of the Notes to the Consolidated Financial Statements for the years ended December 31, 2003 and 2004 to correct the pricing errors discussed above.

Section 8 — Other Events

Item 8.01  Other Events

Financial reports filed for EXCO Resources up to and including our Annual Report on Form 10-K for the year ended December 31, 2005, excluded the financial position and results of operations of our former parent EXCO Holdings and EXCO Holdings II, Inc. (“Holdings II”). Due to the merger of our former parent, Holdings (formerly Holdings II), into EXCO Resources on February 14, 2006 concurrent with the closing of our initial public offering, all financial information in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006 contain the consolidated financial position and results of EXCO Resources and our parent pursuant to presentation requirements contained in Statement of Financial Position Standards No. 141, “Business Combinations,” or SFAS No. 141, for transactions between entities under common control. For comparative purposes pursuant to SFAS No. 141, the prior period financial statements of EXCO Resources included in these Forms 10-Q present the consolidated operations of EXCO Resources and our parent for all periods. We are filing herewith as Exhibit 99.2 the consolidated financial statements of EXCO Resources and its former parent, Holdings, for the year ended December 31, 2005. These consolidated financial statements were previously filed in our Form 8-K dated May 15, 2006. We are filing this Amendment No. 1 to this Form 8-K to restate Note 18 – “Supplemental information relating to oil and natural gas producing activities – continuing operations (unaudited)” to correct an error in certain data therein related to the incorrect prices being used in calculating the reserves and standardized measure. We are also filing herewith as Exhibit 99.3 the consolidated financial statements of Holdings as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the period from July 29, 2003 to December 31, 2003 and the consolidated financial statements of EXCO Resources for the period from January 1, 2003 to July 28, 2003. These financial statements represent our predecessor financial statements for these periods. In these financial statements, we have restated Note 17 – “Supplemental information relating to oil and natural gas producing activities – continuing operations (unaudited)” to correct the aforementioned pricing error used in calculating the reserves and standardized measure for 2003 and 2004.

The supplemental information relating to oil and natural gas properties is located in an unaudited footnote to our audited consolidated financial statements. This footnote is prepared in accordance with the guidelines of FAS 69. Historically, we used the near month NYMEX futures oil and natural gas prices. EXCO Resources has determined that the use of the near month NYMEX price is not correct and is amending the price to physical spot prices. Typically, the near month NYMEX futures price and physical spot price for both oil and natural gas are closely aligned. However, as shown in the tables below, the differential for natural gas was much larger at December 31, 2005 exacerbated by a temporary increase in the geographic market differences which had a negative impact on the calculation of the standardized measure.

Prices for each of the years ended December 31, 2003, 2004 and 2005 were as follows:

Oil prices:	NYMEX	WTI Cushing Spot	% difference
December 31, 2003	$32.52	$32.47	-0.15%
December 31, 2004	$43.45	$43.33	-0.28%
December 31, 2005	$61.04	$61.03	-0.02%

Natural gas prices:	NYMEX	Henry Hub Spot	% difference
December 31, 2003	$6.19	$5.97	-3.55%
December 31, 2004	$6.15	$6.18	0.49%
December 31, 2005	$11.23	$10.08	-10.24%

This amendment to the supplemental oil and natural gas information had no impact on our consolidated balance sheets, consolidated statements of operations, consolidated statements of changes in stockholders’

equity or consolidated statements of cash flows for the years ended December 31, 2003, 2004 and 2005 for either Holdings or EXCO Resources. EXCO Resources evaluated impacts of revised computations of depreciation, depletion and amortization reported in the Original 8-K and determined that the impacts were not material due to the changes to the estimated total proved reserves being impacted by less than 1% for each of the years affected by this Amendment No. 1. The only restatement in Exhibits 99.2 and 99.3 are to the unaudited Notes 18 and 17, respectively. A summary of the changes to estimated total proved reserves, estimated quantities of proved developed reserves and the standardized measure of discounted future net cash flows for the periods affected by this amendment are presented in the following tables:

	As reported (NYMEX futures)
(dollars in thousands)	Year ended December 31, 2003	Year ended December 31, 2004	Year ended December 31, 2005
Estimated total proved reserves (Mmcfe)	223,964	405,775	444,614
Estimated quantities of proved developed reserves (Mmcfe)	174,741	355,442	357,530
Standardized measure of discounted future net cash flows	$234,085	$473,390	$930,327

	As restated using spot pricing
(dollars in thousands)	Year ended December 31, 2003	Year ended December 31, 2004	Year ended December 31, 2005
Estimated total proved reserves (Mmcfe)	223,400	406,068	441,962
Estimated quantities of proved developed reserves (Mmcfe)	174,195	355,678	354,878
Standardized measure of discounted future net cash flows	$226,006	$473,737	$823,299

	Percentage changes
	Year ended December 31, 2003	Year ended December 31, 2004	Year ended December 31, 2005
Estimated total proved reserves (Mmcfe)	-0.3%	0.1%	-0.6%
Estimated quantities of proved developed reserves (Mmcfe)	-0.3%	0.1%	-0.7%
Standardized measure of discounted future net cash flows	-3.5%	0.1%	-11.5%

Other than as specified above, this amendment does not modify or affect the financial statements or the notes thereto in the Original 8-K. This amendment does not reflect events occurring after the filing of the Original 8-K nor modify or update the disclosures contained therein in any way other than as required to reflect the amendments as described above. In accordance with Rule 12b-15 promulgated under the Securities Exchange Act of 1934, the complete text of each affected item, as amended, is included herein. Sections not affected by this amendment have not been repeated.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, filed herewith.

99.1	Press Release dated May 15, 2006 issued by EXCO Resources, Inc., previously filed.

99.2	Audited Consolidated Financial Statements of EXCO Resources, Inc. as of December 31, 2005, filed herewith.

99.3	Audited Consolidated Financial Statements of EXCO Holdings Inc. for the years ended December 31, 2003 and 2004, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: December 13, 2006	By:	/s/ J. DOUGLAS RAMSEY
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, filed herewith.

99.1	Press Release dated May 15, 2006 issued by EXCO Resources, Inc., previously filed.

99.2	Audited Consolidated Financial Statements of EXCO Resources, Inc. as of December 31, 2005, filed herewith.

99.3	Audited Consolidated Financial Statements of EXCO Holdings Inc. for the years ended December 31, 2003 and 2004, filed herewith.